FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED DECEMBER 30, 2021

TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2021, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus and Statement of Additional Information each dated March 1, 2021, as supplemented. Please review these matters carefully.

Conversion of Class Y Shares to Class A Shares for First Eagle Fund of America (the “Fund”)

Effective on or about the close of business on February 28, 2022, all of the issued and outstanding Class Y shares of the Fund will be converted into Class A shares of the Fund with the same relative aggregate net asset value as the Class Y shares held immediately prior to the conversion. Class A shares of the Fund currently have the same net expense ratios, including the same distribution and service fees payable under the Fund’s 12b-1 plan, as the Class Y shares. No sales charge (load), fee or other charge will be imposed on the conversion. In addition, existing Class Y shareholders at the time of conversion will be able to purchase additional Class A shares of the Fund without a sales charge.

Please refer to the Fund’s Prospectus for more information on Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Class Y shares of the Fund, which are currently closed to new investors subject to limited exceptions, will cease to be offered following the conversion.

Effective upon the conversion, and except as indicated above, all references to Class Y shares of the Fund in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Summary Prospectus, and First Eagle Funds’ Prospectus and Statement of Additional Information each dated March 1, 2021, as supplemented.  Except as noted above, no other provisions of the Summary Prospectus, Prospectus or Statement of Additional Information are modified by this Supplement.